UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2008

PEERLESS SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-21287	95-3732595
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2381 Rosecrans Avenue El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 536-0908

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On June 12, 2008, Peerless Systems Corporation issued a press release announcing first quarter earnings for the quarter ended April 30, 2008. A copy of the press release is attached as Exhibit 99.1 to this Report.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
99.1	Press release dated June 12, 2008, announcing first quarter earnings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEERLESS SYSTEMS CORPORATION
Date: June 12, 2008	By	/s/ Richard L. Roll
Richard L. Roll Chief Executive Officer and President

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated June 12, 2008, announcing first quarter earnings.